Omnicom Group

FULL YEAR 2005 RESULTS

Investor Presentation

February 14, 2006

Exhibit 99.2

The following materials have been prepared for use in the February 14, 2006 conference call on Omnicom’s results of operations for the year ended December 31, 2005. The call will be archived on the Internet at
http://www.omnicomgroup.com/financialwebcasts.

Forward-Looking Statements
Certain of the statements in this document constitute forward-looking statements within the meaning of the Private
Securities Litigation Act of 1995. These statements relate to future events or future financial performance and involve known and unknown risks and other factors that may cause our actual or our industry’s results, levels of activity or achievement to be materially different from those expressed or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to, our future financial condition and results of operations, changes in general economic conditions, competitive factors, changes in client communication requirements, the hiring and retention of human resources and our international operations, which are subject to the risks of currency fluctuations and exchange controls. In some cases, forward-looking statements can be identified by terminology such as “may,”
“will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or
“continue” or the negative of those terms or other comparable terminology. These statements are present expectations. Actual events or results may differ materially. We undertake no obligation to update or revise any forward-looking statement.

Other Information
All dollar amounts are in millions except for EPS. The following financial information contained in this document has not been audited, although some of it has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document has been derived from sources we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information.

The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

2005 vs. 2004 P&L Summary

2005

2004

% Change

2005

2004

%

Change

Revenue

2,939.4

$

2,789.0

$

5.4%

10,481.1

$

9,747.2

$

7.5%

Operating Income

426.1

394.9

7.9%

1,339.8

1,215.4

10.2%

% Margin

14.5%

14.2%

12.8%

12.5%

Net Interest Expense

16.5

10.0

59.2

36.6

Profit Before Tax

409.6

384.9

6.4%

1,280.6

1,178.8

8.6%

% Margin

13.9%

13.8%

12.2%

12.1%

Taxes

137.9

129.4

435.3

396.3

% Tax Rate

33.7%

33.6%

34.0%

33.6%

Profit After Tax

271.7

255.5

6.3%

845.3

782.5

8.0%

Equity in Affiliates

10.4

6.6

27.6

17.1

Minority Interest

(29.5)

(25.6)

(82.2)

(76.1)

Net Income

252.6

$

236.5

$

6.8%

790.7

$

723.5

$

9.3%

Fourth Quarter

Full Year

2005 vs. 2004 Earnings Per Share

Earnings per Share:

Basic

Diluted

Weighted Average Shares (millions):

Basic

Diluted

Dividend Declared Per Share

$  1.42

1.41

178.2

179.6

$0.250

2004

2005

Fourth Quarter

$  1.28

1.28

184.1
185.2

$0.225

$  4.38

4.36

180.4

181.8

$0.925

2004

2005

Full Year

$  3.90

3.88

185.7
186.6

$0.900

2005 Total Revenue Growth

(a)

To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates from the equivalent prior period to arrive at constant currency revenue.  The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant currency.

(b)

Acquisition revenue is the aggregate of the applicable prior period revenue of the acquired businesses.  Netted against this number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period.

(c)

Organic revenue is calculated by subtracting both the acquisition revenue and the FX impact from total revenue growth.

4

$

%

$

%

Prior Period Revenue

2,789.0

$

9,747.2

$

Foreign Exchange (FX) Impact (a)

(59.9)

-2.1%

53.3

0.5%

Acquisition Revenue (b)

(2.8)

-0.1%

(28.8)

-0.3%

Organic Revenue (c)

213.1

7.6%

709.4

7.3%

Current Period Revenue

2,939.4

$

5.4%

10,481.1

$

7.5%

Fourth Quarter

Full Year

2005 Revenue By Discipline

(a)  “Growth” is the year-over-year growth from the prior period.

Advertising

44.4%

PR

9.1%

CRM

35.1%

Specialty

11.4%

Advertising

43.8%

PR

10.0%

CRM

34.5%

  Specialty

11.7%

Full

Year

Fourth Quarter

2005

5

Pie Chart

$ Mix

% Growth (a)

$ Mix

% Growth (a)

Advertising

1,305.6

8.6%

####

Advertising

4,589.0

9.1%

CRM

1,032.8

3.5%

####

CRM

3,613.0

6.8%

PR

267.3

1.3%

9.1%

PR

1,045.7

2.1%

Specialty

333.7

2.7%

####

Specialty

1,233.4

8.9%

Fourth Quarter

2005

United
States

54.8%

UK

10.5%

Euro

Markets

20.6%

Other

14.1%

Full Year

United
States

53.6%

UK

10.4%

Euro

Markets

21.3%

Other

14.7%

6

(a)  “Growth” is the year-over-year growth from the prior period.

2005 Revenue By Geography

$ Mix

$ Growth(a)

$ Mix

$ Growth(a)

United States

1,575.5

$

133.6

$

United States

5,743.9

$

520.5

$

Organic

116.7

Organic

467.9

Acquisition

16.9

Acquisition

52.6

International

1,363.9

$

16.8

$

International

4,737.2

$

213.4

$

Organic

96.4

Organic

241.5

Acquisition

(19.7)

Acquisition

(81.4)

FX

(59.9)

FX

53.3

$ Mix

$ Growth(a)

$ Mix

$ Growth(a)

United States

1,575.5

$

9.3%

United States

5,743.9

$

10.0%

Euro Currency Markets

624.9

-0.4%

Euro Currency Markets

2,156.5

4.8%

United Kingdom

307.3

-0.1%

United Kingdom

1,102.4

1.6%

Other

431.7

4.8%

Other

1,478.3

7.1%

Cash Flow – GAAP Presentation (condensed)

2005

2004

Net Income

790.7

$

723.5

$

  Stock-Based Compensation Expense

102.8

143.4

  Depreciation and Amortization

175.2

172.1

  Other non-cash items to reconcile to net income

73.5

79.1

  Other changes in Working Capital

(151.0)

169.5

Net Cash Provided by Operations

991.2

1,287.6

  Capital Expenditures

(162.7)

(159.7)

  Acquisitions

(297.9)

(340.5)

  Proceeds from Sale of Businesses

29.3

-

  Other Investing Activities, net

269.0

(258.7)

Net Cash Used in Investing Activities

(162.3)

(758.9)

  Dividends

(164.0)

(163.1)

  Stock Repurchases

(731.8)

(446.5)

  Repayment of Euro Loan and other

(188.4)

-

  Other Financing Activities

(32.6)

(40.4)

Net Cash Used in Financing Activities

(1,116.8)

(650.0)

Effect of exchange rate changes on cash and cash equivalents

(41.9)

43.4

Net Decrease in Cash and Cash Equivalents

(329.8)

$

(77.9)

$

Full Year

After-Tax Free Cash Flow(a)

(a)

The After-Tax Free Cash Flow numbers presented above are a non-GAAP measure. They exclude changes in working capital and certain other investing and financing activities.  This presentation reflects the metrics used by management to assess our generation of cash.  We believe that this presentation is more meaningful for understanding our after-tax free cash flow and our primary uses of that cash flow.  This presentation was derived from our GAAP condensed statement of cash flow on the previous page of this presentation.

(b)

Reflects cash–tax differences arising from our convertible bonds and tax deductible goodwill.  These amounts are included in “Other changes in
Working Capital” on the previous page of this presentation.

(c)

Net of proceeds of $29.3 million in 2005 from the sale of businesses.

(d)

Stock repurchases of $731.8 million and $446.5 million are net of proceeds from stock option exercises and stock sold in our employee stock purchase plan of $88.1 million and $74.8 million for the twelve months ended December 31, 2005 and 2004, respectively.

8

2005

2004

Net Income

790.7

$

723.5

$

  Stock-Based Compensation Expense

102.8

143.4

  Depreciation and Amortization

175.2

172.1

Cash-Tax Differences (b)

100.2

108.7

After-Tax  Free Cash Flow

1,168.9

$

1,147.7

$

Primary Cash Uses:

  Capital Expenditures

162.7

159.7

  Dividends

164.0

163.1

  Acquisitions, (net of sale proceeds) (c)

268.6

340.5

Stock Repurchases, (net of proceeds) (d)

643.7

371.7

Full Year

Current Credit Picture

(a) “Operating Income (EBIT)” and “Net Interest Expense”  calculations shown for the years ended as specified.  Although our bank agreements reference EBITDA, we have used EBIT for this presentation because EBITDA is a non-GAAP measure.

2005

2004

Operating Income (EBIT)(a)

$

1,340

$

1,215

Net Interest Expense(a)

$

59.2

$

36.6

EBIT / Net Interest

22.6

x

33.2

x

Net Debt / EBIT

0.9

x

0.7

x

Debt:

Bank Loans (Due Less Than 1 Year)

$

15

$

18

CP issued under $2.1B - 5 Year Revolver Due 5/23/10

-

-

5.20% Euro Notes Due 6/24/05

-

207

Convertible Notes Due 2/7/31

847

847

Convertible Notes Due 7/31/32

892

892

Convertible Notes Due 6/15/33

600

600

Other Debt

19

22

Total Debt

$

2,373

$

2,586

Cash and Short Term Investments

1,210

1,740

Net Debt

$

1,163

$

846

Full Year

Current Liquidity Picture

(a)

The $400 million 364 Day Credit facility includes a one-year term out at maturity at our option.

(b)

Credit facility expires May 23, 2010.

(c)

Uncommitted facilities in the U.S., U.K. and Canada. These amounts are excluded for purposes of this analysis.

Total Amount

Of Facility

Outstanding

Available

Committed Facilities

364 Day Revolver Due 6/29/06 (a)

400

$

-

$

400

$

CP issued - backed by 5 Year Revolver (b)

2,100

-

2,100

Other Committed Credit Facilities

12

12

-

Total Committed Facilities

2,512

12

2,500

Uncommitted Facilities (c)

336

3

-

(c)

Total Credit Facilities

2,848

$

15

$

2,500

$

Cash and Short Term Investments

1,210

Total Liquidity Available

3,710

$

As of December 31, 2005

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
23.8%
22.0%
22.6%
2003
2004
2005

Return on Equity(a)

3 Year Average (2003-2005) = 22.8%

“Return on Equity” is constant dollar based Net Income for the given period divided by the shareholders’ equity at the end of the prior period which has also been adjusted to a constant dollar basis.

In connection with our adoption on January 1, 2004 of SFAS 123 – ”Accounting for Stock-Based Compensation” as amended by SFAS
148, “Accounting for Stock-Based Compensation – Transition and Disclosure, an amendment for FASB Statement No.123,” utilizing the retroactive restatement  method, stock-based compensation costs have been expensed in the current period and the results for the year ended December 31, 2003 have been restated as if we had used the fair value method to account for employee stock-based compensation beginning January 1, 2003.

(a)

Acquisitions Summary

Acquisition Related Expenditures

Note: See appendix for subsidiary acquisition profiles.

Includes acquisitions of a majority interest in new agencies resulting in their consolidation.

Includes acquisitions of additional equity interests in existing affiliate agencies resulting in their majority ownership and consolidation.

Includes acquisitions of less than a majority interest in agencies in which Omnicom did not have a prior equity interest and the acquisition of additional interests in existing affiliated agencies that did not result in majority ownership.

Includes the acquisition of additional equity interests in already consolidated subsidiary agencies.

Includes additional consideration paid for acquisitions completed in prior periods.

(a)

(b)

(c)

(d)

(e)

New Subsidiary Acquisitions (a)

78

$

Affiliates to Subsidiaries (b)

-

Affiliates (c)

1

Existing Subsidiaries (d)

43

Earn-outs (e)

205

Total Acquisition Expenditures

327

$

Full Year

Potential Earn-out Obligations

The following is a calculation of future earn-out obligations as of
December 31, 2005, assuming that the underlying acquired
agencies continue to perform at their current levels:(a)

(a)

The ultimate payments will vary as they are dependent on future events and changes in FX rates.

14

2006

2007

2008

2009

Thereafter

Total

126

$

113

$

89

$

47

$

22

$

397

$

Potential Obligations

(a)  The ultimate payments will vary as they are dependent on future events and changes in FX rates.

In conjunction with certain transactions Omnicom has agreed to acquire (at the sellers’ option) additional equity interests. The following is a calculation of  these potential future obligations (as of December
31, 2005), assuming these underlying acquired agencies continue to perform at their current levels:(a)

Currently

Exercisable

Not Currently

Exercisable

Total

Subsidiary Agencies

116

$

108

$

224

$

Affiliated Agencies

43

5

48

Total

159

$

113

$

272

$

Fourth Quarter Acquisitions

The Beanstalk Group

The Beanstalk Group is the world’s leading brand licensing  agency and consultancy.  Beanstalk helps its clients license their famous trademarks, copyrights and images to enhance the value of their brands and to create new revenue streams.

The agency is located in New York and London.

Fourth Quarter Acquisitions

ipsh!

ipsh! is a leader in innovating, developing and deploying
effective, mobile marketing strategies for clients.  Formed
in 2001, the company is a full-service, mobile advertising
agency.

The company will become part of the Marketing Arm and is
located in San Francisco, California.

Fourth Quarter Acquisitions

The Marketing Partners

The Marketing Partners (“TMP”) is a promotion agency
founded in 1987.  While its core competency is consumer
promotions for packaged goods companies, TMP also offers a
range of services including consumer promotion, advertising, market research, package design, trade promotion and public
relations management.

The company will become part of the Alcone Marketing Group
and is located in Irvine, California.

Fourth Quarter Acquisitions

Myalo

Myalo is an interactive marketing agency whose clients are leaders in the tourism, telecommunications and financial services industries.

The agency shares a number of clients with the TBWA group and is located Kuala Lumpur, Malaysia.  The agency will become part of
TBWA’s Tequila operations.

Fourth Quarter Acquisitions

Resolution Media

Resolution Media is a leading search engine marketing agency offering customized business solutions through search marketing strategy, optimization and integration.  The agency provides centralized solutions for leveraging all aspects of a client’s search engine marketing, delivering measurable and positive returns on search marketing investments.

The agency is based in Chicago, Illinois and is part of Omnicom
Media Group.

Fourth Quarter Acquisitions

Shockwaved

Shockwaved is an integrated dialogue and digital marketing
agency.  The agency specializes in customer relationship
management through the use of integrated media.

The agency is located in Copenhagen, Denmark and is part of
TBWA Interactive.

Fourth Quarter Acquisitions

The Works

The Works is one of Europe’s largest sponsorship and
experiential event consultancies serving  an international client base which reaches across the Sport, Music, Film and Fashion industries.

The Works is headquartered in London, England and is a
member of the Radiate Group of Companies.

22